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                                  EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

      In connection with the Annual Report of Rurban Financial Corp. (the "Company") on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Kenneth A. Joyce, President and Chief Executive Officer of the Company, and Duane L. Sinn, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kenneth A. Joyce                        /s/ Duane L. Sinn
---------------------------------------     ------------------------------------
Kenneth A. Joyce,                           Duane L. Sinn
President and Chief Executive Officer       Executive Vice President and Chief
                                            Financial Officer

Dated: March 24, 2006                       Dated: March 24, 2006

* This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
      Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates it by reference in such filing.

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